Exhibit 10.16

BJ’S RESTAURANTS, INC.

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD CERTIFICATE

(for Non-Employee Directors)

THIS IS TO CERTIFY that BJ’s Restaurants, Inc., a California corporation (the “COMPANY”), has offered you (the “GRANTEE”) the right to receive restricted stock units (“RESTRICTED STOCK UNITS” or “AWARD”) under the Company’s 2005 Equity Incentive Plan (the “PLAN”) on the terms set forth below.

Name of Grantee:	Address of Grantee:

Number of Shares:

Offer Grant Date:

Vesting Schedule:

Vesting Period	Award Percentage Vesting at End of Vesting Period

Grant Date through 1st Year Anniversary of Grant Date	33.3%

Grant Date through 2nd Year Anniversary of Grant Date	33.3%

Grant Date through 3rd Year Anniversary of Grant Date	33.3%

By your signature and the signature of the Company’s representative below, you and the Company agree to be bound by all of the terms and conditions of the Restricted Stock Unit Agreement, which is attached hereto. By executing this Certificate, you hereby irrevocably elect to accept the Restricted Stock Units rights granted pursuant to this Certificate and the related Restricted Stock Unit Agreement and to receive the Award of Restricted Stock Units designated above subject to the terms of this Certificate, the Plan and the Award Agreement.

GRANTEE:	BJ’S RESTAURANTS, INC.

By:

[Signature]
	Name:	Jerry Detichle
Name:	Title:	Chief Executive Officer